Exhibit 10.16
                                 -------------


                            PATENT SECURITY AGREEMENT

         This Patent Security Agreement, dated as of November 10, 2006, among Speaking Roses International, Inc., a Utah corporation ("Debtor"), and Steven F. Hanson, an individual ("Secured Party").

         WHEREAS, Debtor has executed and delivered to Secured Party two Promissory Notes of even date herewith in the original principal amounts of $870,000 and $281,538, respectively (as such notes may be amended, restated, modified or replaced in substitution from time to time, the "Notes"); and

         WHEREAS, to induce Secured Party to accept the Notes, Debtor wishes to grant a security interest in favor of Secured Party as herein provided;

         NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.    Definitions; Interpretation.

         (a) Terms Defined in Notes. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Notes.

         (b) Terms Defined in UCC. Where applicable in the context of this Agreement and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the Uniform Commercial Code of the State of Utah.

         (c) Obligations. The term "Obligations," as used herein, means all of the indebtedness, obligations and liabilities of Debtor to Secured Party, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Notes and this Agreement, and any additional indebtedness, obligations and liabilities of Debtor to Secured Party hereafter arising.

         (d) Construction. In this Agreement, the following rules of construction and interpretation shall be applicable: (i) no reference to "proceeds" in this Agreement authorizes any sale, transfer, or other disposition of any Collateral by Debtor; (ii) "includes" and "including" are not limiting;
(iii) "or" is not exclusive; and (iv) "all" includes "any" and "any" includes "all."

2.    Security Interest.

         (a) Grant of Security Interest. As security for the payment and performance of the Obligations, Debtor hereby assigns, transfers and conveys to Secured Party, and grants to Secured Party a security interest in and mortgage to, all of Debtor's right, title and interest in, to and under the following property, in each case whether now or hereafter existing or arising or in which Debtor now has or hereafter owns, acquires or develops an interest and wherever located (collectively, the "Collateral"):

              (i) all patents and patent applications, domestic or foreign, including without limitation such patents and patent applications set forth on Schedule A, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; and

              (ii) all proceeds of any and all of the foregoing Collateral (including license royalties, rights to payment, accounts and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Collateral.

         (b) Continuing Security Interest. Debtor agrees that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 10.

3. Perfection. Debtor hereby authorizes Secured Party to record and file this Agreement, or an abstract thereof, or any other document describing Secured Party's interest in the Collateral with the United States Patent and Trademark Office and the Utah Division of Corporations and Commercial Code at any time following the date on which the Board of Directors of Debtor has approved and authorized the Notes, this Agreement and the respective transactions contemplated thereby.

4. Representations and Warranties. Debtor represents and warrants to Secured Party that a true and correct list of all of the existing Collateral consisting of U.S. patents and patent applications or registrations owned by Debtor, in whole or in part, is set forth in Schedule A.

5. Further Acts. Subject to Section 3 hereof, on a continuing basis, Debtor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be necessary or advisable or may be requested by Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Debtor's compliance with this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Collateral, including any documents for filing with the United States Patent and Trademark Office or any applicable state office. Subject to Section 3 hereof, Secured Party may record this Agreement, an abstract thereof, or any other document describing Secured Party's interest in the Collateral with the United States Patent and Trademark Office. In addition, subject to Section 3 hereof, Debtor authorizes Secured Party to file financing statements describing the Collateral in any filing office in the State of Utah deemed appropriate by Secured Party.

6. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor, Secured Party and their respective successors and assigns. Debtor may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder except as specifically permitted by the Notes.

7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Utah, except as required by mandatory provisions of law or to the extent the perfection or priority of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than Utah.

8. Entire Agreement; Amendment. This Agreement and the Notes, together with the Schedules hereto, contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties.

9. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart. Any party hereto delivering a counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

10. Termination. Upon payment and performance in full of all Obligations, the security interests created by this Agreement shall terminate and Secured Party shall promptly execute and deliver to Debtor such documents and instruments reasonably requested by Debtor as shall be necessary to evidence termination of all such security interests given by Debtor to Secured Party hereunder, including cancellation of this Agreement by written notice from Secured Party to the United States Patent and Trademark Office.

11. Severability. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Patent Security Agreement, as of the date first above written.

                                         SPEAKING ROSES INTERNATIONAL, INC.


                                         By:
         Steven F. Hanson                Alan K. Farrell, President

                                   SCHEDULE A

                   Debtor: Speaking Roses International, Inc.

                 Pending U.S. Patents and Applications of Debtor


         Patent No.

                  Patent #: 6,874,419.
                  Patent #: 7,089,860.
                  Tangier Patent #: 2621.
                  New Zealand Patent #: 531922.
                  South Africa Patent #: 2004/2378.
                  Morocco Patent #: 26335

                            PATENT SECURITY AGREEMENT

         This Patent Security Agreement, dated as of November 10, 2006, among Speaking Roses International, Inc., a Utah corporation ("Debtor"), and Terry A. Isom, an individual ("Secured Party").

         WHEREAS, Debtor has executed and delivered to Secured Party a Promissory Note of even date herewith in the original principal amount $281,538 (as such note may be amended, restated, modified or replaced in substitution from time to time, the "Note"); and

         WHEREAS, to induce Secured Party to accept the Note, Debtor wishes to grant a security interest in favor of Secured Party as herein provided;

         NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.    Definitions; Interpretation.

         (a) Terms Defined in Notes. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Note.

         (b) Terms Defined in UCC. Where applicable in the context of this Agreement and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the Uniform Commercial Code of the State of Utah.

         (c) Obligations. The term "Obligations," as used herein, means all of the indebtedness, obligations and liabilities of Debtor to Secured Party, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Note and this Agreement, and any additional indebtedness, obligations and liabilities of Debtor to Secured Party hereafter arising.

         (d) Construction. In this Agreement, the following rules of construction and interpretation shall be applicable: (i) no reference to "proceeds" in this Agreement authorizes any sale, transfer, or other disposition of any Collateral by Debtor; (ii) "includes" and "including" are not limiting;
(iii) "or" is not exclusive; and (iv) "all" includes "any" and "any" includes "all."

2.    Security Interest.

         (a) Grant of Security Interest. As security for the payment and performance of the Obligations, Debtor hereby assigns, transfers and conveys to Secured Party, and grants to Secured Party a security interest in and mortgage to, all of Debtor's right, title and interest in, to and under the following property, in each case whether now or hereafter existing or arising or in which Debtor now has or hereafter owns, acquires or develops an interest and wherever located (collectively, the "Collateral"):

              (i) all patents and patent applications, domestic or foreign, including without limitation such patents and patent applications set forth on Schedule A, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; and

              (ii) all proceeds of any and all of the foregoing Collateral (including license royalties, rights to payment, accounts and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Collateral.

         (b) Continuing Security Interest. Debtor agrees that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 10.

3. Perfection. Debtor hereby authorizes Secured Party to record and file this Agreement, or an abstract thereof, or any other document describing Secured Party's interest in the Collateral with the United States Patent and Trademark Office and the Utah Division of Corporations and Commercial Code at any time following the date on which the Board of Directors of Debtor has approved and authorized the Note, this Agreement and the respective transactions contemplated thereby.

4. Representations and Warranties. Debtor represents and warrants to Secured Party that a true and correct list of all of the existing Collateral consisting of U.S. patents and patent applications or registrations owned by Debtor, in whole or in part, is set forth in Schedule A.

5. Further Acts. Subject to Section 3 hereof, on a continuing basis, Debtor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be necessary or advisable or may be requested by Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Debtor's compliance with this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Collateral, including any documents for filing with the United States Patent and Trademark Office or any applicable state office. Subject to Section 3 hereof, Secured Party may record this Agreement, an abstract thereof, or any other document describing Secured Party's interest in the Collateral with the United States Patent and Trademark Office. In addition, subject to Section 3 hereof, Debtor authorizes Secured Party to file financing statements describing the Collateral in any filing office in the State of Utah deemed appropriate by Secured Party.

6. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor, Secured Party and their respective successors and assigns. Debtor may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder except as specifically permitted by the Note.

7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Utah, except as required by mandatory provisions of law or to the extent the perfection or priority of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than Utah.

8. Entire Agreement; Amendment. This Agreement and the Note, together with the Schedules hereto, contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties.

9. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart. Any party hereto delivering a counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

10. Termination. Upon payment and performance in full of all Obligations, the security interests created by this Agreement shall terminate and Secured Party shall promptly execute and deliver to Debtor such documents and instruments reasonably requested by Debtor as shall be necessary to evidence termination of all such security interests given by Debtor to Secured Party hereunder, including cancellation of this Agreement by written notice from Secured Party to the United States Patent and Trademark Office.

11. Severability. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Patent Security Agreement, as of the date first above written.

                                     SPEAKING ROSES INTERNATIONAL, INC.


                                     By:
         Terry A. Isom                  Alan K. Farrell, President

                                   SCHEDULE A

                   Debtor: Speaking Roses International, Inc.

                 Pending U.S. Patents and Applications of Debtor


         Patent No.

                  Patent #: 6,874,419.
                  Patent #: 7,089,860.
                  Tangier Patent #: 2621.
                  New Zealand Patent #: 531922.
                  South Africa Patent #: 2004/2378.
                  Morocco Patent #: 26335